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                                                                    EXHIBIT 10.2

Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301      OK-79-111992-2.44







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                              REAL ESTATE MORTGAGE
                                To Secure a Loan
                                 From NBC BANK
                              (with Power of Sale)

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1.    DATE AND PARTIES. The date of this Real Estate Mortgage (Mortgage) is
      July 20, 1993, and the parties and their mailing addresses are the following:

            MORTGAGOR:
                  RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.
                   an OKLAHOMA corporation
                   P.O. Box 175
                   RALSTON, OKLAHOMA 74650
                   Tax I.D. # 73-1379352

            BANK:
                  NBC BANK
                   an OKLAHOMA banking corporation
                   8TH & KIHEKAH
                   P.O. Box 27
                   PAWHUSKA, OKLAHOMA 74056
                   Tax I.D. # 73-0368670
                            (as Mortgagee)

2. OBLIGATIONS DEFINED. The term "Obligations" is defined as and includes the following:
            A. A promissory note, No. 3172000, (Note) dated July 20, 1993, with a maturity date of July 20, 1994, and executed by RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC. (Borrower) payable to the order of Bank, which evidences a loan (Loan) to Borrower in the amount of $25,000.00, plus interest, and all extensions, renewals, modifications or substitutions thereof.
            B. All future advances by Bank to Borrower, to Mortgagor, to any one of them or to any one of them and others (and all other obligations referred to in the subparagraph(s) below, whether or not this Mortgage is specifically referred to in the evidence of indebtedness with regard to such future and additional indebtedness).
            C. All additional sums advanced, and expenses incurred, by Bank for the purpose of insuring, preserving or otherwise protecting the Property (as herein defined) and its value, and any other sums advanced, and expenses incurred by Bank pursuant to this Mortgage, plus interest at the same rate provided for in the Note computed on a simple interest method.
            D. All other obligations, now existing or hereafter arising, by Borrower owing to Bank to the extent the taking of the Property (as herein defined) as security therefor is not prohibited by law, including but not limited to liabilities for overdrafts, all advances made by Bank on Borrower's, and/or Mortgagor's, behalf as authorized by this Mortgage and liabilities as guarantor, endorser or surety, of Borrower to Bank, due or to become due, direct or indirect, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several.
            E. Borrower's performance of the terms in the Note or Loan, Mortgagor's performance of any terms in this Mortgage, and Borrower's and Mortgagor's performance of any terms in any deed of trust, any trust deed, any trust indenture, any other mortgage, any deed to secure debt, any security agreement, any assignment, any construction loan agreement, any loan agreement, any assignment of beneficial interest, any guaranty agreement or any other agreement which secures, guaranties or otherwise relates to the Note or Loan.

      However, this Mortgage will not secure another debt:
            A. if Bank fails to make any disclosure of the existence of this Mortgage required by law for such other debt.

3. CONVEYANCE. In consideration of the Loan and Obligations, and to secure the Obligations (which includes the Note according to its specific terms and the obligations in this Mortgage), Mortgagor hereby bargains, grants, mortgages, sells, conveys and warrants to Bank, as Mortgagee, the following described property (Property) situated in PAWNEE County, OKLAHOMA, to-wit:

            LOT 9 AND LOT 10 IN BLOCK 13 IN THE ORIGINAL TOWN OF RALSTON, PAWNEE COUNTY, OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

      such property not constituting the homestead of Borrower, together with all buildings, improvements, fixtures and equipment now or hereafter

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RIVERSIDE PARKWAY                                                         PAGE 1
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Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301      OK-79-111992-2.44


      attached to the Property, including, but not limited to, all heating, air conditioning, ventilation, plumbing, cooling, electrical and lighting fixtures and equipment; all landscaping; all exterior and interior improvements; all easements, issues, rights, appurtenances, rents, royalties, oil and gas rights, privileges, proceeds, profits, other minerals, water, water rights, and water stock, crops, grass and timber at any time growing upon said land, including replacements and additions thereto, all of which shall be deemed to be and remain a part of the Property. The term "Property" further includes, but is not limited to, any and all wells, water, water rights, ditches, laterals, reservoirs, reservoir sites and dams, used, appurtenant, connected with, or attached to the Property, whether or not evidenced by stock or shares in an association or corporation howsoever evidenced. All of the foregoing Property shall be collectively hereinafter referred to as the Property. To have and to hold the Property, together with the rights, privileges and appurtenances thereto belonging, unto Bank forever to secure the Obligations. Mortgagor does hereby warrant and defend the Property unto Bank forever, against any claim or claims, of all persons claiming or to claim the Properly or any part thereof.

4. LIENS AND ENCUMBRANCES. Mortgagor warrants and represents that the Property is free and clear of all liens and encumbrances whatsoever. Mortgagor agrees to pay all claims when due that might result, if unpaid, in the foreclosure, execution or imposition of any lien, claim or encumbrance on or against the Property or any part thereof. Mortgagor may in good faith contest any such lien, claim or encumbrance by posting any bond in an amount necessary to prevent such claim from becoming a lien, claim or encumbrance or to prevent its foreclosure or execution.

5. WARRANTY OF TITLE. Mortgagor agrees to forever warrant and defend the title to the Property and represents and warrants that Mortgagor is the fee simple owner of the Property, that it is authorized to convey the Property and that it will forever defend the title against all claims.

6. CORPORATE WARRANTIES AND REPRESENTATIONS. If Mortgagor is a corporation, Mortgagor makes to Bank the following warranties and representations which shall be continuing so long as the Obligations remain outstanding:
            A. Mortgagor is a corporation which is duly organized and validly existing in Mortgagor's state of incorporation as represented in the DATE AND PARTIES paragraph above; Mortgagor is in good standing under the laws of all states in which Mortgagor transacts business; Mortgagor has the corporate power and authority to own the Property and to carry on its business as now being conducted; Mortgagor is qualified to do business in every jurisdiction in which the nature of its business or its property makes such qualification necessary; and Mortgagor is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.
            B. The execution, delivery and performance of this Mortgage by Mortgagor and the borrowing evidenced by the Note: (1) are within the corporate powers of Mortgagor; (2) have been duly authorized by all requisite corporate action; (3) have received all necessary governmental approval; (4) will not violate any provision of law, any order of any court or other agency of government or Mortgagor's Articles of Incorporation or Bylaws; and (5) will not violate any provision of any indenture, agreement or other instrument to which Mortgagor is a party or to which Mortgagor is or any of Mortgagor's property is subject, including but not limited to any provision prohibiting the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Mortgagor's property or assets. The Note and this Mortgage when executed and delivered by Mortgagor will constitute the legal, valid and binding obligations of Mortgagor, and of the other obligers named therein, if any, in accordance with their respective terms.
            C. All other information, reports, papers and data given to Bank with respect to Mortgagor or to others obligated under the terms of this Mortgage are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter.
            D. Mortgagor has not changed its name within the last six years, unless otherwise disclosed in writing; other than the trade names or fictitious names actually disclosed to Bank prior to execution of this Mortgage, Mortgagor uses no other names; and until the Obligations shall have been paid in full, Mortgagor hereby covenants and agrees to preserve and keep in full force and effect its existing name, corporate existence, rights, franchises and trade names, and to continue the operation of its business in the ordinary course.

7. ASSIGNMENT OF LEASES AND RENTS. Mortgagor hereby absolutely assigns as additional security all present and future leases and rents, issues and profits effective immediately upon the execution of this Mortgage. Mortgagor also covenants and agrees to keep, observe and perform, and to require that the tenants keep, observe and perform, all of the covenants, agreements and provisions of any present or future leases of the Property. In case Mortgagor shall neglect or refuse to do so, then Bank may, at Bank's option, perform and comply with, or require performance and compliance by the tenants, with any such lease covenants, agreements and provisions. Any sums expended by Bank in performance or compliance therewith or in enforcing such performance or compliance by the tenants (including costs, expenses, attorneys' fees and paralegal fees) shall accrue interest from the date of such expenditures at the same rate as the Obligations and shall be paid by Mortgagor to Bank upon demand and shall be deemed a part of the debt and Obligations and recoverable as such in all respects.

      In addition to the covenants and terms herein contained and not in limitation thereof, Mortgagor covenants that Mortgagor will not in any case cancel, abridge or otherwise modify tenancies, subtenancies, leases or subleases of the Property or accept prepayments of installments of rent to become due thereunder. The Obligations shall become due at the option of Bank if Mortgagor fails or refuses to comply with the provisions of this paragraph. Each lease of the Property shall provide that, in the event of enforcement by Bank of the remedies provided for by law or by this Mortgage, any person succeeding to the interest of Mortgagor as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one month in advance. All leases made with tenants of the Property shall provide that their lease securities shall be treated as trust funds not to be commingled with any other funds of Mortgagor and Mortgagor shall on demand furnish to Bank satisfactory evidence of compliance with this provision together with a verified statement of all lease securities deposited by the tenants and copies of all leases.

8. EVENTS OF DEFAULT. Mortgagor shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):
            A. Failure by any party obligated on the Obligations to make payment when due; or
            B. A default or breach by Borrower, Mortgagor or any co-signer, endorser, surety, or guarantor under any of the terms of this Mortgage, the Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to the Obligations; or
            C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Mortgagor, Borrower, or any co-signer, endorser, surety or guarantor of the Obligations; or
            D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for the Property (as herein defined); or
            E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Mortgagor, Borrower, or any co-signer, endorser, surety or guarantor of the Obligations; or
            F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Property (as herein defined) is impaired; or
            G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
            H. A material adverse change in Mortgagor's business, including ownership, management, and financial conditions, which in Bank's opinion,


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RIVERSIDE PARKWAY                                                         PAGE 2
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                  impairs the Property or repayment of the Obligations; or
            I. A transfer of a substantial part of Mortgagor's money or property; or
            J. If all or any part of the Property or any interest therein is sold, leased or transferred by Mortgagor except as permitted in the paragraph below entitled "DUE ON SALE OR ENCUMBRANCE".

9. REMEDIES ON DEFAULT. At the option of Bank, all or any part of the principal of, and accrued interest on, the Obligations shall become immediately due and payable without notice or demand, upon the occurrence of an Event of Default or at any time thereafter. In addition, upon the occurrence of any Event of Default, Bank, at its option, may immediately commence foreclosure proceedings and may immediately invoke any or all other remedies provided in the Note, this Mortgage or related documents. All rights and remedies are distinct, cumulative and not exclusive, and Bank is entitled to all remedies provided by law or equity, whether or not expressly set forth.

10. POWER OF SALE. Mortgagor grants, conveys and confers to Bank the power to sell the Property (in accordance with 46 Okl.St.Ann. 40 et seq.) after a breach or default in the performance of this Mortgage, the Note and related loan documents or upon the occurrence of an Event of Default.

11. DUE ON SALE OR ENCUMBRANCE. Bank may, at Bank's option, declare the entire balance with all accrued interest on the Obligations to be immediately due and payable upon the contract for, or creation of, any lien, encumbrance, transfer or sale of the Property, or any portion thereof, by Mortgagor. Lapse of time or the acceptance of payments by Bank after such creation of any lien, encumbrance, transfer or sale, or contract for any of the foregoing, shall not be deemed a waiver or estoppel of Bank's right to accelerate the Obligations. If Bank exercises such option to accelerate, Bank shall mail, by certified mail or otherwise, Mortgagor notice of acceleration to the address of Mortgagor shown on Bank's records; the notice shall provide for a period of not less than 30 days from the date the notice is mailed within which Mortgagor shall pay the sums declared due. If Mortgagor fails to pay such sums prior to the expiration of such period, Bank may, without further notice or demand on Mortgagor, invoke any remedies permitted on Default. This covenant shall run with the Property and shall remain in effect until the Obligations and this Mortgage are fully paid.

      In the preceding paragraph, the phrase "transfer or sale" includes the conveyance of any right, title or interest in the Property, whether voluntary or involuntary, by outright sale, deed, installment contract sale, land contract, contract for deed, leasehold interest with a term greater than three years, lease-option contract or any other method of conveyance of the Property interests; the term "interest" includes, whether legal or equitable, any right, title, interest, lien, claim, encumbrance or proprietary right, choate or inchoate, any of which is superior to the lien created by this Mortgage.

12. POSSESSION ON FORECLOSURE. If an action is brought to foreclose this Mortgage for all or any part of the Obligations, Mortgagor agrees that the Bank shall be entitled to immediate possession as Mortgagee in possession of the Property to the extent not prohibited by law; or the court may appoint, and Mortgagor hereby consents to such appointment, without notice, a receiver to take possession of the Property and to collect and receive rents and profits arising therefrom. Any amounts so collected shall be used to pay taxes on, provide insurance for, pay costs of needed repairs and for any other expenses relating to the Property or the foreclosure proceedings, sale expenses or as authorized by the court. Any sum remaining after such payments will be applied to the Obligations.

13. PROPERTY OBLIGATIONS. Mortgagor shall promptly pay all taxes, assessments, levies, water rents, other rents, insurance premiums and all amounts due on any encumbrances, if any, as they become due. Mortgagor shall provide written proof to Bank of such payment(s).

14. INSURANCE. Mortgagor shall insure and keep insured the Property against loss by fire, and other hazard, casualty and loss, with extended coverage including but not limited to the replacement value of all improvements, with an insurance company acceptable to Bank and in an amount acceptable to Bank. Such insurance shall contain the standard "Mortgagee Clause" and where applicable, "Loss Payee Clause", which shall name and endorse Bank as mortgagee and loss payee. Such insurance shall also contain a provision under which the insurer shall give Bank at least 30 days notice before the cancellation, termination or material change in coverage.

      If an insurer elects to pay a fire or other hazard loss or damage claim rather than to repair, rebuild or replace the Property lost or damaged, Bank shall have the option to apply such insurance proceeds upon the Obligations secured by this Mortgage or to have said Property repaired or rebuilt. Mortgagor shall deliver or cause to deliver evidence of such coverage and copies of all notices and renewals relating thereto. Bank shall be entitled to pursue any claim under the insurance if Mortgagor fails to promptly do so.

      Mortgagor shall pay the premiums required to maintain such insurance in effect until such time as the requirement for such insurance terminates. In the event Mortgagor fails to pay such premiums, Bank may, at its option, pay such premiums. Any such payment by Bank shall be repayable upon demand of Bank or if no demand is made, in accordance with the paragraph below titled "BANK MAY PAY".

15. WASTE. Mortgagor shall not alienate or encumber the Property to the prejudice of Bank, or commit, permit or suffer any waste, impairment or deterioration of the Property, and regardless of natural depreciation, shall keep the Property and all its improvements at all times in good condition and repair. Mortgagor shall comply with and not violate any and all laws and regulations regarding the use, ownership and occupancy of the Property. Mortgagor shall perform and abide by all obligations and restrictions under any declarations, covenants and other documents governing the use, ownership and occupancy of the Property.

16.   CONDITION OF PROPERTY. As to the Property, Mortgagor shall:
            A. keep all buildings occupied and keep all buildings, structures and improvements in good repair.
            B. refrain from the commission or allowance of any acts of waste or impairment of the value of the Property or improvements thereon.
            C. not cut or remove, or permit to be cut or removed, any wood or timber from the Property, which cutting or removal would adversely affect the value of the Property.
            D. prevent the spread of noxious or damaging weeds, preserve and prevent the erosion of the soil and continuously practice approved methods of farming on the Property if used for agricultural purposes.

17.   ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.
            A.    As used in this paragraph:
                        (1) "Environmental Law" means, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA", 42 U.S.C. 9601 et seq.), all federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a Hazardous Substance (as defined herein).
                        (2)   "Hazardous Substance" means any toxic,
                              radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or the environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste" or "hazardous substance" under any Environmental Law.

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RIVERSIDE PARKWAY                                                         PAGE 3
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            B.    Mortgagor represents, warrants and agrees that, except as
                  previously disclosed and acknowledged in writing:
                        (1) No Hazardous Substance has been, is or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property except in the ordinary course of business and in strict compliance with all applicable Environmental Law.
                        (2) Mortgagor has not and shall not cause, contribute to or permit the release of any Hazardous
                              Substance on the Property.
                        (3) Mortgagor shall immediately notify Bank if: (a) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (b) there is a violation of any Environmental Law concerning the Property. In such an event, Mortgagor shall take all necessary remedial action in accordance with any Environmental Law.
                        (4) Mortgagor has no knowledge of or reason to believe there is any pending or threatened investigation, claim, or proceeding of any kind relating to (a) any Hazardous Substance located on, under or about the Property or (b) any violation by Mortgagor or any tenant of any Environmental Law. Mortgagor shall immediately notify Bank in writing as soon as Mortgagor has reason to believe there is any such pending or threatened investigation, claim, or proceeding.
                              In such an event, Bank has the right, but not the obligation, to participate in any such proceeding including the right to receive copies of any documents relating to such proceedings.
                        (5)   Mortgagor and every tenant have been, are and
                              shall remain in full compliance with any
                              applicable Environmental Law.
                        (6) There are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well shall be added unless Bank first agrees in writing.
                        (7) Mortgagor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.
                        (8) Mortgagor will permit, or cause any tenant to permit, Bank or Bank's agent to enter and inspect the Property and review all records at any reasonable time to determine: (a) the existence, location and nature of any Hazardous Substance on, under or about the Property; (b) the existence, location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; (c) whether or not Mortgagor and any tenant are in compliance with any applicable Environmental Law.
                        (9) Upon Bank's request, Mortgagor agrees, at Mortgagor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Bank. The choice of the environmental engineer who will perform such audit is subject to the approval of Bank.
                        (10) Bank has the right, but not the obligation, to perform any of Mortgagor's obligations under this paragraph at Mortgagor's expense.
                        (11)  As a consequence of any breach of any
                              representation, warranty or promise made in this paragraph, (a) Mortgagor will indemnify and hold Bank and Bank's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, including without limitation all costs of litigation and reasonable attorneys' fees, which Bank and Bank's successors or assigns may sustain; and (b) at Bank's discretion, Bank may release this Mortgage and in return Mortgagor will provide Bank with collateral of at least equal value to the Property secured by this Mortgage without prejudice to any of Bank's rights under this Mortgage.
                        (12) Notwithstanding any of the language contained in this Mortgage to the contrary, the terms of this paragraph shall survive any foreclosure or satisfaction of any deed of trust, mortgage or any obligation regardless of any passage of title to Bank or any disposition by Bank of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

18. INSPECTION BY BANK. Bank or its agents may make or cause to be made reasonable entries upon the Property and inspect the Property provided that Bank shall make reasonable efforts to give Mortgagor prior notice of any such inspection.

19. PROTECTION OF BANK'S SECURITY. If Mortgagor fails to perform any covenant, obligation or agreement contained in the Note, this Mortgage or any loan documents or if any action or proceeding is commenced which materially affects Bank's interest in the Property, including, but not limited to, foreclosure, eminent domain, insolvency, housing or Environmental Law or law enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Bank, at Bank's sole option, may make such appearances, disburse such sums, and take such action as is necessary to protect Bank's interest. Mortgagor hereby assigns to Bank any right Mortgagor may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance. Without Bank's prior written consent, Mortgagor will not partition or subdivide the Property.

20. COLLECTION EXPENSES. In the event of any default or action by Bank for collection of the Obligations, for protection of the Property or for foreclosure, Mortgagor agrees to pay all fees and expenses incurred by Bank. Such fees and expenses include but are not limited to filing fees, stenographer fees, witness fees, costs of publication, foreclosure minutes, and other expenses of collecting and enforcing the Obligations and protecting the Property. Any such collection expenses shall be added to the principal amount of the Obligations, shall accrue interest at the same rate as the Obligations and shall be secured by this Mortgage.

21. ATTORNEYS' FEES. In the event of any default or action by Bank for collection of the Obligations, for protection of the Property or for foreclosure, Mortgagor agrees to pay reasonable attorneys' fees, paralegal fees and other legal expenses incurred by Bank. Any such reasonable attorneys' fees shall be added to the principal amount of the Obligations, shall accrue interest at the same rate as the Obligations and shall be secured by this Mortgage.

22. CONDEMNATION. In the event all or any part of the Property (including but not limited to any easement therein) is sought to be taken by private taking or by virtue of the law of eminent domain, Mortgagor will promptly give written notice to Bank of the institution of such proceedings. Mortgagor further agrees to notify Bank of any attempt to purchase or appropriate the Property or any easement therein, by any public authority or by any other person or corporation claiming or having the right of eminent domain or appropriation. Mortgagor further agrees and directs that all condemnation proceeds or purchase money which may be agreed upon or which may be found to be due shall be paid to Bank as a prepayment under the Note. Mortgagor also agrees to notify the Bank of any proceedings instituted for the establishment of any sewer, water, conservation, ditch, drainage, or other district relating to or binding upon the Property or any part thereof. All awards payable for the taking of title to, or possession of, or damage to all or any portion of the Property by reason of any private taking, condemnation, eminent domain, change of grade, or other proceeding shall, at the option of Bank, be paid to Bank. Such awards or compensation are hereby assigned to Bank, and judgment therefor shall be entered in favor of Bank.

      When paid, such awards shall be used, at Bank's option, toward the payment of the Obligations or payment of taxes, assessments, repairs or other items provided for in this Mortgage, whether due or not, all in such order and manner as Bank may determine. Such application or release shall not cure or waive any default. In the event Bank deems it necessary to appear or answer in any condemnation action, hearing or proceeding, Mortgagor shall hold Bank harmless from and pay all legal expenses, including but not limited to reasonable attorneys' fees and paralegal fees, court costs and other expenses.

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RIVERSIDE PARKWAY                                                         PAGE 4
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23.   OTHER PROCEEDINGS. If any action or proceeding is commenced to which Bank is made or chooses to become a party by reason of the execution of the Note, this Mortgage, any loan documents or the existence of any Obligations or in which Bank deems it necessary to appear or answer in order to protect its interests, Mortgagor agrees to pay and to hold Bank harmless for all liabilities, costs and expenses paid or incurred by Bank in such action or proceedings, including but not limited to reasonable attorneys' fees, paralegal fees, court costs and all other damages and expenses.

24. WAIVER BY MORTGAGOR. To the extent not specifically prohibited by law, Mortgagor hereby waives and releases any and all rights and remedies Mortgagor may now have or acquire in the future relating to:
            A.    homestead;
            B.    exemptions as to the Property;
            C.    marshalling of liens and assets; and
            D.    statutes of limitations.

25. APPRAISEMENT. In the event that Mortgagor does not elect to exercise the power of sale rights granted herein in the event of default, an appraisement of the Property is hereby expressly waived or not, at the option of the Bank, such option to be exercised at the time judgment is rendered in any foreclosure hereof or at any time prior thereto.

26. PARTIAL FORECLOSURE. In case of default in the payment of the Obligations or in case of payment by Bank of any tax, insurance premium, cost or expense or the filing, imposition or attachment of any lien, judgment or encumbrance, Bank shall have the right, without declaring the whole indebtedness due and payable, to foreclose against the Property or any part thereof on account of such specific default. This Mortgage shall continue as a lien on any of the property not sold on foreclosure for such unpaid balance of the Obligations.

27. BANK MAY PAY. If Mortgagor fails to pay when due any of the items it is obligated to pay or fails to perform when obligated to perform, Bank may, at its option:
            A. pay, when due, installments of principal, interest or other obligations, in accordance with the terms of any mortgage senior to that of Bank's lien interest;
            B. pay, when due, installments of any real estate tax imposed on the Property; or
            C. pay or perform any other obligation relating to the Property which affects, at Bank's sole discretion, the interest of Bank in the Property.

      Mortgagor agrees to indemnify Bank and hold Bank harmless for all the amounts so paid and for Bank's costs and expenses, including reasonable attorneys' fees and paralegal fees.

      Such payments when made by Bank shall be added to the principal balance of the Obligations and shall bear interest at the rate provided for by the Note as of the date of such payment. Such payments shall be a part of this lien and shall be secured by this Mortgage, having the benefit of the lien and its priority. Mortgagor agrees to pay and to reimburse Bank for all such payments.

28.   GENERAL PROVISIONS.
            A. TIME IS OF THE ESSENCE. Time is of the essence in Mortgagor's performance of all duties and obligations imposed by this Mortgage.
            B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Mortgagor's strict performance of any provisions contained in this Mortgage, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank. The acceptance by Bank of any sum in payment or partial payment on the Obligations after the balance is due or is accelerated or after foreclosure proceedings are filed shall not constitute a waiver of Bank's right to require full and complete cure of any existing default for which such actions by Bank were taken or its right to require prompt payment when due of all other remaining sums due under the Obligations, nor will it cure or waive any default not completely cured or any other defaults, or operate as a defense to any foreclosure proceedings or deprive Bank of any rights, remedies and privileges due Bank under the Note, this Mortgage, other loan documents, the law or equity.
            C. AMENDMENT. The provisions contained in this Mortgage may not be amended, except through a written amendment which is signed by Mortgagor and Bank.
            D. INTEGRATION CLAUSE. This written Mortgage and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
            E. FURTHER ASSURANCES. Mortgagor, upon request of Bank, agrees to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.
            F. GOVERNING LAW. This Mortgage shall be governed by the laws of the State of OKLAHOMA, provided that such laws are not otherwise preempted by federal laws and regulations.
            G. FORUM AND VENUE. In the event of litigation pertaining to this Mortgage, the exclusive forum, venue and place of jurisdiction shall be in the State of OKLAHOMA, unless otherwise designated in writing by Bank or otherwise required by law.
            H. SUCCESSORS. This Mortgage shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Mortgagor may not assign, transfer or delegate any of the rights or obligations under this Mortgage.
            I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
            J. DEFINITIONS. The terms used in this Mortgage, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Mortgage.
            K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Mortgage are for convenience only and shall not be dispositive in interpreting or construing this Mortgage.
            L. IF HELD UNENFORCEABLE. If any provision of this Mortgage shall be held unenforceable or void, then such provision shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Mortgage.
            M. CHANGE IN APPLICATION. Mortgagor will notify Bank in writing prior to any change in Mortgagor's name, address, or other application information.
            N. NOTICE. All notices under this Mortgage must be in writing. Any notice given by Bank to Mortgagor hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Mortgagor at the address indicated below Mortgagor's name on page one of this Mortgage. Any notice given by Mortgagor to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Mortgage. Such addresses may be changed by written notice to the other party.

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RIVERSIDE PARKWAY                                                         PAGE 5
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Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301      OK-79-111992-2.44


            O. FILING AS FINANCING STATEMENT. Mortgagor agrees and acknowledges that this Mortgage also suffices as a financing statement and as such, may be filed of record as a financing statement for purposes of Article 9 of the OKLAHOMA Uniform Commercial Code. A carbon, photographic or other reproduction of this Mortgage is sufficient as a financing statement.

29. ACKNOWLEDGMENT. By the signature(s) below, Mortgagor acknowledges that this Mortgage has been read and agreed to and that a copy of this Mortgage has been received by the Mortgagor.

                                     NOTICE

 A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT
  IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.

      MORTGAGOR:

            RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.            [CORPORATE SEAL*]
                   AN OKLAHOMA CORPORATION

                   BY: /s/ L. WILLIAM HISER, JR.
                       --------------------------------
                       L. WILLIAM HISER, JR., PRESIDENT

                       /s/ SHIRLEY L. BOWMAN
                       --------------------------------
                       ATTEST

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


STATE OF OKLAHOMA
                        ss:
COUNTY OF OSAGE

Before me, a notary public in and for said County and State on this 20th day of July, 1993, personally appeared L. WILLIAM HISER, JR., PRESIDENT to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument in said capacity, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

My commission expires:

     8-20-94                                   /s/ GEORGIA A. HALL
----------------------                  ----------------------------------
                                                   NOTARY PUBLIC


 PLEASE RETURN THIS DOCUMENT AFTER RECORDING TO NBC BANK, 8TH & KIHEKAH, P.O.
                       BOX 27, PAWHUSKA, OKLAHOMA 74056.

THIS IS THE LAST PAGE OF A 6 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

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RIVERSIDE PARKWAY                                                         PAGE 6
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